                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

               ADVISORONE FUNDS (FORMERLY ORBITEX GROUP OF FUNDS).
               ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

                                ADVISORONE FUNDS
                        (Formerly Orbitex Group of Funds)

                        Amerigo Fund        Clermont Fund
                                  (the "Funds")

                                 Class C Shares
                                 Class N Shares

         -----------------------------------------------------------------

                              IMPORTANT INFORMATION
         -----------------------------------------------------------------

         This document contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy card, it tells us how to vote on your behalf on important issues relating to the Funds. If you sign the proxy card without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

         We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, helps to avoid additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to make follow-up solicitations.

         Please take a few moments to exercise your right to vote. Thank you.


         -----------------------------------------------------------------

                                ADVISORONE FUNDS
                        (Formerly Orbitex Group of Funds)
                         Amerigo Fund       Clermont Fund
                                 Class C Shares
                                 Class N Shares

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 7, 2003

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Amerigo Fund and the Clermont Fund (collectively, the "Funds"), each a separate series of the AdvisorOne Funds (f/k/a the Orbitex Group of Funds)(the "Trust"), will be held at the offices of Clarke Lanzen Skalla Investment Firm, LLC, 4020 South 147th, Street, Omaha, NE 68137 on May 7, 2003, at 12:00 noon, Central Time, for the purpose of considering two proposals, which are described below, and transacting any other business that may properly come before the Meeting.

The first proposal asks shareholders to consider and act on the approval of an investment advisory agreement between the Trust, on behalf of each Fund, and Clarke Lanzen Skalla Investment Firm, LLC. This proposal is necessitated by the Investment Company Act of 1940, as amended, which requires that when a change in control of an investment company's investment adviser occurs, the investment company's advisory agreement automatically terminates and shareholders must be given the opportunity to vote on a new advisory agreement. On February 6, 2003, Clarke Lanzen Skalla Investment Firm, Inc. ("CLS") was acquired by NorthStar Financial Services Group, LLC. This resulted in a change in control of CLS, thereby, triggering the need for a shareholder vote to reapprove the advisory agreement between the Trust, on behalf of the Funds, and CLS. Shortly after the acquisition, CLS reorganized to change its form of organization from a corporation to a limited liability company and CLS is now known as Clarke Lanzen Skalla Investment Firm, LLC ("CLS Advisers").

The second proposal is for the election of four Trustees to hold office until their successors are duly elected and qualified or until their earlier resignation or removal.

The persons named as proxies herein are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion. Shareholders of record at the close of business on April 1, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof ("Record Date"). All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope. Please see the enclosed materials for Internet and telephone voting instructions.

The Funds provide periodic reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Funds and a copy of any more recent semi-annual report, without charge by calling (866) 811-0225 or writing to the Funds at the address shown at the beginning of the Proxy Statement.

After careful review and consideration, the Trustees unanimously recommend that Shareholders vote FOR the approval of the investment advisory agreement, and FOR the election of each of the Trustee nominees proposed.

                                             By Order of the Board of Trustees
                                             Brian Nielsen, Secretary
April 9, 2003

                                ADVISORONE FUNDS
                        (Formerly Orbitex Group of Funds)
                             4020 South 147th Street
                                 Omaha, NE 68137
                        Amerigo Fund        Clermont Fund
                                 Class C Shares
                                 Class N Shares

                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the AdvisorOne Funds (f/k/a the Orbitex Group of Funds) (the "Trust") on behalf of its separate series, the Amerigo Fund and the Clermont Fund (collectively, the "Funds"), for use at a Special Meeting of Shareholders to be held on May 7, 2003, at 12:00 noon, Central Time, at the offices of Clarke Lanzen Skalla Investment Firm, LLC, 4020 South 147th, Street, Omaha, NE 68137 and at any adjournment thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record at the close of business on April 1, 2003 (the "Record Date") are entitled to vote at the Meeting (the "Shareholders"). The proxy card and this proxy statement are being mailed to Shareholders on or about April 11, 2003.

At the meeting, Shareholders will be asked to consider and act upon the following proposals:

1. The approval of an investment advisory agreement (the "Proposed Advisory Agreement") between the AdvisorOne Funds, on behalf of the Amerigo Fund and the Clermont Fund and Clarke Lanzen Skalla Investment Firm, LLC ("CLS Advisers")(each Fund voting separately).

2. The election of four Trustees to hold office until their successors are duly elected and qualified or until their earlier resignation or removal.

On March 27, 2003, the Board approved changing the Trusts name to "AdvisorOne Funds" from "Orbitex Group of Funds" and the filing of an amendment to the Trust's Declaration of Trust with the State of Delaware. The name change became effective on April 1, 2003.

Shareholders will be asked to consider and act upon such other business as may properly be brought before the Meeting. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by Mr. Brian Nielsen, Secretary, AdvisorOne Funds, at 4020 South 147th Street, Omaha, NE 68137, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. You may also vote over the Internet or by telephone.

Please follow the enclosed instructions to use these methods of voting.

As of the Record Date, the approximate number of units of beneficial interest ("Shares") issued and outstanding for each Class of each Fund is set forth below:

         FUND AND CLASS                                SHARES OUTSTANDING

          Amerigo Fund
               Class C                                            495,642
               Class N                                          4,298,558

         Clermont Fund
               Class N                                           3,814,223

INTRODUCTION

Shareholders are being asked to consider two proposals which are related to the recent change in control of CLS Advisers, the Funds' current investment adviser. The first proposal asks Shareholders to consider and act upon the approval of the Proposed Advisory Agreement between the Trust, on behalf of the Amerigo Fund and the Clermont Fund, and CLS Advisers. This proposal will not result in any changes to the investment goals, policies and strategies of the Funds. Although ownership of CLS Advisers has changed, it will continue to employ the same portfolio managers and other key management personnel as those currently managing each of the Funds. If the Shareholders approve the Proposed Advisory Agreement, CLS Advisers will continue to manage the Funds' assets in the same manner and at the same level of advisory fees as those under the current advisory agreement. CLS Advisers will maintain its offices in Omaha in the same facilities.

The second proposal asks shareholders to elect four Trustees that have been nominated by the current Board. The current Trustees have indicated their intent to resign upon the election of a new Board by the Funds' Shareholders.

PROPOSAL 1     CONSIDERATION OF THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT
               (EACH FUND VOTING SEPARATELY).

Prior to February 6, 2003, CLS served as the investment adviser to each Fund pursuant to an investment management agreement entered into by the Trust, on behalf of each Fund, and CLS. On February 6, 2003, Orbitex Financial Services Group, Inc. ("Orbitex"), CLS's corporate parent, entered into an agreement whereby NorthStar Financial Services Group, LLC ("NorthStar"), a Nevada limited liability company with headquarters in Omaha, Nebraska, acquired a 100% ownership interest in CLS (the "Transaction"). NorthStar is a holding company for several financial service companies specializing in the money management industry, including the Fund's administrator. Subsequent to the Transaction, CLS changed its form of organization from a corporation to a limited liability company, and as of April 10, 2003 is known as Clarke Lanzen Skalla Investment Firm, LLC. ("CLS Advisers").

Throughout the Proxy Statement CLS will be referred to herein as the "Current Adviser" to indicate CLS Advisers while it was wholly owned by Orbitex, and as the "New Adviser" to indicate CLS Advisers as a wholly owned subsidiary of NorthStar.

The consummation of the Transaction constituted an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the current advisory agreement between the Trust, on behalf of the Funds, and the Current Adviser (the "Current Advisory Agreement"). As required by the 1940 Act, the Current Advisory Agreement provided for its automatic termination in the event of its assignment. As a result of the Transaction causing the automatic termination of the Current Advisory Agreement, the Proposed Advisory Agreement was presented to the Board for their consideration and approval. On February 3, 2003, the full Board, including all of the Trustees who are not considered to be `interested persons,' as that term is defined in the 1940 Act (the "Dis-Interested Trustees"), unanimously approved the Proposed Advisory Agreement. A copy of the Proposed Advisory Agreement is attached hereto as EXHIBIT A. The descriptions contained in this Proxy Statement are qualified in their entirety by reference to EXHIBIT A, annexed hereto. The terms of the Proposed Advisory Agreement for the Funds are substantially identical to the terms of the Current Advisory Agreement.

For information about the Board's deliberations and the reasons for their recommendation, please see "Considerations of the Board" below.

REASONS FOR CHANGE IN CONTROL OF CLS ADVISERS. The Current Adviser has served as the investment adviser of the Funds since their inception. In the interests of obtaining increased efficiencies relating to investment management and operational issues, the Funds in 1999 entered into a Reorganization Agreement with Orbitex Management, Inc. Although the sought-after efficiencies were largely realized, the Current Adviser's management has continued to search for similar efficiencies in the asset gathering aspect of its business. This search ultimately led to the determination that the synergies created in the investment management and operational areas could be replicated while significant cross selling opportunities could also be gained if ownership of the Current Adviser was transferred to NorthStar, a newly formed holding company with subsidiaries in the investment company, brokerage, distribution and investment advisory servicing businesses. Currently, in addition to CLS Advisers, the other wholly owned subsidiaries of NorthStar, are Orion Advisor Services, Inc., Gemini Fund Services, Inc. (the "Administrator"), Apollo Distribution, Inc. and Aquarius Fund Distributors, Inc. The transfer in ownership of the Current Adviser from Orbitex to NorthStar was also compatible with the revised business plans of Orbitex. The principal offices of NorthStar are located at 4020 South 147th Street, Omaha, Nebraska 68137.

DESCRIPTION OF THE NEW ADVISER. As noted above, following the Transaction between Orbitex and NorthStar, CLS Advisers became a wholly owned subsidiary of NorthStar. Since the Transaction there have been no material changes to CLS Advisers and the reason for this Proxy Statement is due to the rules and regulations of the 1940 Act which require the approval of a new investment advisory agreement by shareholders following an "assignment" of an investment advisory agreement. CLS Advisers, as the New Adviser, will continue under the name Clarke Lanzen Skalla Investment Firm, LLC. The New Adviser's principal executive offices will remain at 4020 South 147th Street, Omaha, Nebraska 68137.

Messrs. Michael Miola and Patrick Clarke are the Co-Managing Members of NorthStar and in the aggregate own 100% of NorthStar. Following the Transaction, Mr. Clarke will continue to act in his capacity as the Chief Executive Officer of CLS Advisers. In addition, Mr. Miola has been nominated to serve as a member of the Board of Trustees of the Trust and, due to his ownership interest in NorthStar, would be considered to be an `interested person,' as that term is defined in the 1940 Act ("Interested Trustee").

The names, addresses and principal occupations of the Principal Executive Officers and Directors of the New Adviser are listed below:


         Name                 Address                                     Principal Occupation
         ----                 -------                                     --------------------

W. Patrick Clarke    4020 South 147th Street       Chief Executive Officer and Director of CLS Advisers; President
                     Omaha, NE 68137               of the Trust; Co-Owner and Co-Managing Member of NorthStar;
                                                   Director of Orion Advisor Services, Inc., the Administrator,
                                                   Apollo Distribution, Inc. and Aquarius Fund Distributors, Inc.

Michael Miola        4020 South 147th Street       Co-Owner and Co-Managing Member of NorthStar; Director of CLS
                     Omaha, NE 68137               Advisers, Orion Advisor Services, Inc., the Administrator,
                                                   Apollo Distribution, Inc. and Aquarius Fund Distributors, Inc.

Scott Kubie          4020 South 147th Street       President, Director and Portfolio Manager of CLS Advisers.
                     Omaha, NE 68137

Susan R. Kineen      4020 South 147th Street       Treasurer of the Trust, NorthStar, CLS Advisers, Orion Advisor
                     Omaha, NE 68137               Services, Inc., the Administrator, Apollo Distribution, Inc. and
                                                   Aquarius Fund Distributors, Inc.

Robert Jergovic      4020 South 147th Street       Chief Investment Officer of CLS Advisers
                     Omaha, NE 68137

Brian Nielsen        4020 South 147th Street       Secretary of the Trust; Secretary and Legal Counsel of CLS
                     Omaha, NE 68137               Advisers, Orion Advisor Services Inc., Apollo Distribution Inc.
                                                   and Aquarius Fund Distributors, Inc.

THE CURRENT ADVISORY AGREEMENT. The Current Advisory Agreement, attached hereto as EXHIBIT B, dated March 16, 2000, was last approved by the Board at a meeting held on June 26, 2002 and by the Funds' Shareholders at a meeting held on December 22, 1999. The descriptions of the Currant Advisory Agreement contained in this Proxy Statement are qualified in their entirety by reference to EXHIBIT B, annexed hereto. The Current Advisory Agreement provides that the Current Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom that Fund's portfolio transactions are executed. The Current Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, and permits its officers and employees to serve without compensation as Trustees and officers of each Fund if duly elected to such positions. Under the Current Advisory Agreement, each Fund pays the Current Adviser, as compensation for services rendered, an annual fee equal to 1.00% of each Funds' average daily net assets. On August 16, 2002, the Current Adviser contractually agreed, and the New Adviser will contractually agree, to waive or limit its fees, until September 3, 2003, as follows:

                   Name of Fund         Class C       Class N
                   ------------         -------       -------
                   Amerigo Fund          2.15%         1.15%
                  Clermont Fund            NA          1.15%

For the fiscal year ended April 30, 2002, the Current Adviser received the amounts listed below as compensation for services rendered:

                                                                Amount and Purpose of
                                                                ---------------------
                           Aggregate Management                Other Payments Made by
                           --------------------                ----------------------
    Fund                        Fee Paid                           Fund to Adviser
    ----                        --------                           ---------------
                 Gross      Waived/Reimbursed         Net
                 -----      -----------------         ---
  Amerigo      $363,527         $192,278           $171,249               NA
  Clermont     $113,467         $241,225          ($127,758)              NA

For the period beginning on May 1, 2002 and ending on January 31, 2003, the Current Adviser received $164,668 and $51,146, for services rendered to the Amerigo Fund and the Clermont Fund, respectively.

For the most recently completed fiscal year the Funds paid $317,762.00 to the Administrator for services rendered as the administrator to each of the Funds. As noted above, the Administrator is now a wholly owned subsidiary of NorthStar.

THE PROPOSED ADVISORY AGREEMENT. The Proposed Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and termination. Specifically, the Proposed Advisory Agreement provides, in part, that the New Adviser will make investment decisions regarding each Fund's assets and continuously review, supervise and administer each Fund's investment program, subject to the supervision of, and policies established by the Board. Under the Proposed Advisory Agreement, each Fund will pay the New Adviser an annual fee equal to 1.00% of each Fund's average daily net assets. In addition, the New Adviser will contractually agree to continue the fee waiver that is currently in place with the Current Advisory Agreement, until September 3, 2003. The services performed and the advisory fees payable under the New Agreement are identical to those provided under the Current Advisory Agreement.

CONSIDERATIONS OF THE BOARD. All of the Trustees, including all of the Dis-Interested Trustees, approved the Proposed Advisory Agreement and unanimously recommended that the Shareholders approve the Proposed Advisory Agreement. In connection with the approval of the Proposed Advisory Agreement, the Board considered that the New Adviser and the Current Adviser were the same adviser, that the current portfolio managers would remain as each of the Funds' portfolio managers, that the terms of the Proposed Advisory Agreement were identical to the Current Advisory Agreement, and that the fees payable would not change. The Board also considered the representations made by CLS Advisers and NorthStar that key management personnel of CLS Advisers would continue to service the Funds.

VOTING. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of Shareholders FOR the approval of the Proposed Advisory Agreement. Shareholders of each Fund will be asked to vote on the Proposed Advisory Agreement between the Trust, on behalf of the Amerigo Fund and the Clermont Fund, and CLS Advisers. Approval of this proposal for a Fund requires the vote of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

PROPOSAL 2     ELECTION OF TRUSTEES (VOTED ON BY SHAREHOLDERS OF THE TRUST AS A
WHOLE).

It is proposed that four nominees be elected to the Trust's Board at the Meeting. The four nominees would serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The current Trustees will no longer serve after the Shareholders elect the new Trustees at the Meeting. During the most recent fiscal year, the Trust held four (4) meetings of the Board of Trustees. Each of the Trustees attended at least seventy-five percent (75%) or more of the meetings of the Board of Trustees (including regularly scheduled and special meetings) held during the period for which he was a Trustee.

The role of the Board is to provide general oversight of each Fund's business, and to ensure that each Fund is operated for the benefit of shareholders. The Board meets quarterly and reviews each Fund's performance and oversee the services provided to each Fund by the investment adviser and other service providers.

Trustee elections are being held at this time for several reasons. There are a number of legal and regulatory requirements applicable to the composition of the Trust's Board. While the 1940 Act permits the existing members of an investment company's Board to appoint new members in certain circumstances, immediately after such appointment is made, at least two-thirds of the Trustees, then holding office, must have been elected to such office by the holders of the outstanding voting securities of the Trust. In this case, none of the nominated Trustees have been previously elected by shareholders, so a shareholder meeting must be held. In addition, the 1940 Act also requires that a majority of an investment company's board be comprised of Dis-Interested Trustees.

The table below briefly describes the four nominees and important background information on each of them:


     INTERESTED NOMINEE
                                                                                       NUMBER OF
                                             TERM OF                                  PORTFOLIOS IN            OTHER
                           POSITION(S)       OFFICE &           PRINCIPAL             TRUST COMPLEX         DIRECTORSHIPS
     NAME, ADDRESS        HELD WITH THE     LENGTH OF          OCCUPATION(S)           OVERSEEN BY         HELD BY NOMINEE
         & AGE                TRUST        TIME SERVED     DURING PAST 5 YEARS      NOMINEE FOR TRUSTEE      FOR TRUSTEE
-----------------------  ---------------  -------------  -----------------------  ----------------------  -----------------
Michael Miola (50)              NA             NA         Co-Owner and                       2            MP63 Fund, Inc.
4020 So.147th                                             Co-Managing Member of
Omaha, NE 68137                                           NorthStar; Private
                                                          Investor & Businessman;
                                                          Formerly (1983-2001)
                                                          Founder and President
                                                          of American Data
                                                          Services, Inc.
     DIS-INTERESTED NOMINEES
                                                                                       NUMBER OF
                                             TERM OF                                  PORTFOLIOS IN            OTHER
                           POSITION(S)       OFFICE &           PRINCIPAL             TRUST COMPLEX         DIRECTORSHIPS
     NAME, ADDRESS        HELD WITH THE     LENGTH OF          OCCUPATION(S)           OVERSEEN BY         HELD BY NOMINEE
         & AGE                TRUST        TIME SERVED     DURING PAST 5 YEARS      NOMINEE FOR TRUSTEE      FOR TRUSTEE
-----------------------  ---------------  -------------  -----------------------  ----------------------  -----------------
L.Merrill Bryan,Jr.(58)         NA             NA         Senior Vice President              2            Fenix, LLC; Union
4020 So.147th St.                                         & Chief Information                             Pacific Technologies
Omaha, NE 68137                                           Officer Of Union                                Transportation Systems,
                                                          Pacific Corporation                             Inc.; RAILINC
                                                                                                          Corporation; AIM
                                                                                                          Institute; Surfact
                                                                                                          Transportation
                                                                                                          Information Sharing
                                                                                                          Analysis Center

Gary Lanzen (49)                NA             NA         President, Orizon                  2            Director, Orizon Group,
4020 So.147th St.                                         Investment Counsel,                             Inc.
Omaha, NE 68137                                           LLC; Partner, Orizon
                                                          Group, Inc.

John Pacheco (52)               NA             NA         Founder, President and             2            NA
4020 So.147th St.                                         CEO of Financial
Omaha, NE 68137                                           American Corporation

The following table briefly describes the current Trustees and important background information on each of them:


                                                                                       NUMBER OF
                                             TERM OF                                  PORTFOLIOS IN            OTHER
                           POSITION(S)       OFFICE &           PRINCIPAL             TRUST COMPLEX         DIRECTORSHIPS
     NAME, ADDRESS        HELD WITH THE     LENGTH OF          OCCUPATION(S)           OVERSEEN BY         HELD BY NOMINEE
         & AGE                TRUST        TIME SERVED     DURING PAST 5 YEARS      NOMINEE FOR TRUSTEE      FOR TRUSTEE
-----------------------  ---------------  -------------  -----------------------  ----------------------  -----------------
Leigh A. Wilson (58)         Trustee          2000       CEO, New Century Care,              2            Director, Chimney
410 Park Ave.                                            Inc.; (Seniors Housing                              Rock Winery
NY, NY 10022                                             Management); President
                                                         and Director, Key
                                                         Mutual Funds
Steven H. Hamrick            Trustee          1998       DEO Carey Financial                 2                Director,
(51)                                                     Corporation                                       Duroplus Corp.,
410 Park Ave.                                            (Broker-Dealer);                                  (Manufacturer)
NY, NY 10022                                             Managing Director, W.P.
                                                         Carey & Co., Inc. (Real
                                                         Estate Investment
                                                         Banking); Senior Vice
                                                         President, Cantor
                                                         Fitzgerald (1996-1998)
William Blundin              Trustee          2003       Founder and Principal,              2               Director of
(65)                                                     Bransford Investment                              Conestoga Funds,
410 Park Ave.                                            Partners; Senior Vice                               The Higgins
NY, NY 10022                                             President BISYS Group                               Company, and
                                                         (Mutual Fund Service                                DuNord Land
                                                         Provider)(from                                    Company (iron ore
                                                         1995-1997); Founding                              mineral company).
                                                         Partner, Concord
                                                         Financial Group
Richard Stierwalt (48)       Trustee,         1998       President, Chief                    2                   NA
410 Park Ave.             President and                  Executive Officer and
NY, NY 10022               Chairman of                   Director, Orbitex
                            the Board.                   Financial Services
                                                         Group, Inc.;
                                                         Consultant, BISYS
                                                         Management, Inc.;
                                                         Director, Orbitex Life
                                                         Sciences &
                                                         Biotechnology Fund, Inc.

EXECUTIVE OFFICERS OF THE TRUST

    NAME, ADDRESS              POSITION(S) HELD WITH     TERM OF OFFICE AND
        & AGE                       THE TRUST*          LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------  --------------------------  ---------------------  ------------------------------------------
W. Patrick Clarke (57)              President                Appointed                             **
4020 So.147th St.                                         February 3, 2003
Omaha, NE 68137

Susan Kineen  (51)                  Treasurer                Appointed                             **
4020 So.147th St.                                         February 3, 2003
Omaha, NE 68137

Brian Nielsen (30)                  Secretary                Appointed                             **
4020 So.147th St.                                         February 3, 2003
Omaha, NE 68137

Richard Stierwalt (48)       President & Chairman of      Indefinite Term      President, Chief Executive Officer and
410 Park Avenue                     the Board           In office since 1998   Director, Orbitex Financial Services
New York, NY 10022                                                             Group, Inc.; Consultant, BISYS
                                                                               Management, Inc.; Director, Orbitex Life
                                                                               Sciences & Biotechnology Fund, Inc.

Mitch Appel (32)                 Vice President &                              Vice President of Finance, Orbitex
410 Park Avenue                     Treasurer                                  Financial Services Group, Inc.; Research
New York, NY 10022                                                             Analyst, Wien Securities; Financial
                                                                               Manager, Lily Transportation Corp.

Fyzul Khan (31)                  Vice President &                              General Counsel Orbitex Financial
410 Park Avenue                     Secretary                                  Services Group, Inc.; Legal Counsel,
New York, NY 10022                                                             Orbitex Financial Services Group, Inc.;
                                                                               Attorney, CIBC Oppenheimer.

---------------------
*Until Shareholder approval is obtained for the Proposed Advisory Agreement, the positions of President, Treasurer and Secretary of the Trust are held jointly. Upon approval, Messrs: Stierwalt, Appel and Khan intend to resign as Officers of the Trust.
** See Description, Page 5.

As of the Record Date, the Trustees/Nominees held the following interests in the Funds' securities:

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL FUNDS
                                                                            OVERSEEN OR TO BE OVERSEEN
                                              DOLLAR RANGE OF          BY TRUSTEE IN FAMILY OF INVESTMENT
        NAME OF TRUSTEE/NOMINEE       EQUITY SECURITIES IN EACH FUND                COMPANIES
-----------------------------------  -------------------------------  -------------------------------------
Michael Miola                                       $0                                 $0
L. Merrill Bryan, Jr.                               $0                                 $0
Gary Lanzen                                         $0                                 $0
John Pacheco                                        $0                                 $0
Leigh A. Wilson                                     $0                                 $0
Steven H. Hamrick                                   $0                                 $0
Richard Stierwalt                                   $0                                 $0
William Blundin                                     $0                                 $0

As of the Trust's fiscal year ended April 30, 2002, the Trust paid the following amounts to the Trustees and to the three highest paid officers as follows:

                                       AGGREGATE           PENSION OR RETIREMENT       TOTAL COMPENSATION FROM
                                   COMPENSATION FROM     BENEFITS ACCRUED AS PART    TRUST AND FUND COMPLEX PAID
   NAME OF PERSON, POSITION              TRUST               OF FUND EXPENSES*               TO TRUSTEES
---------------------------------  ------------------  ----------------------------  ---------------------------
Leigh A. Wilson, Trustee              $ 17,500.00                   NA                        $17,500.00

Steven H. Hamrick, Trustee            $ 17,500.00                   NA                        $17,500.00

Ronald Altbach, Trustee               $  7,500.00                   NA                        $ 7,500.00

William Blundin, Trustee                  N/A                       NA                           N/A

Richard Stierwalt,** Trustee              $ 0                       NA                            $0

---------------------
*Trustees are not eligible for and do not receive retirement benefits from the Trust.
**Mr. Stierwalt is compensated by Orbitex and does not receive any compensation from the Funds.

The Trustees do not serve for a specified term of office. If elected, each Trustee will hold office until the termination of the Trust or the occurrence of the earlier of his death, resignation, retirement, or removal under the terms of the Trust's declaration of trust as in force from time to time. In addition, a Trustee may be removed by (1) a vote of the shareholders holding not less than a majority of the shares of the Trust cast in person or by proxy at a meeting called for that purpose or (2) by a written declaration signed by shareholders holding not less than a majority of the shares of the Trust then outstanding, filed with the Trust's custodian. If a vacancy shall for any reason exist, the remaining Trustees may fill such vacancy by appointing another Trustee, so long as immediately after such appointment, at least two-thirds of the trustees have been elected by Shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the Shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. During the Trust's fiscal year ended April 30, 2002, the Trustees held four meetings.

AUDIT COMMITTEE.

The Trust's audit committee is composed entirely of Dis-Interested Trustees. The audit committee normally meets twice a year, or as otherwise required. Currently, Messrs. Hamrick (Chairman), and Wilson are members of the audit committee. The audit committee reviews the financial reporting process, the Trust's systems of internal control, the audit process and the Trust's processes for monitoring compliance with investment restrictions, applicable laws and the Trust's code of ethics. The audit committee recommends to the full board the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. The Trust's Board has not adopted a written charter for the audit committee. The Trust intends to consider and adopt a written audit committee charter at the initial meeting of the newly elected Board, if so elected by the Shareholders. The audit committee is also responsible for recommending to the Board the amount of compensation to be paid to the Dis-Interested Trustees. During the Trust's fiscal year ended April 30, 2002, the audit committee held one meeting. Messrs. Bryan, Lanzen and Pacheco, if elected, are expected to serve as members of the audit committee.

NOMINATING COMMITTEE.

The Trust's nominating committee is composed entirely of Dis-Interested Trustees and normally meets on an "as-needed" basis. Currently, Messrs. Hamrick (Chairman) and Wilson are members of the nominating committee, which identifies and recommends individuals for membership on the Board, consults with officers of the Trust and employees of CLS Advisers in planning meetings of the Board, and oversees the administration of, and ensures compliance with, the Trust's governance procedures and guidelines. The nominating committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the nominating committee in care of the Secretary of the Trust at the address first set forth above. During the Trust's fiscal year ended April 30, 2002 the nominating committee did not hold any meetings.

REQUIRED VOTE
Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. MIOLA, BRYAN, LANZEN AND PACHECO AS TRUSTEES OF THE TRUST.

VOTING INFORMATION
SHAREHOLDER VOTING AND QUORUM. Each Funds' shares have identical voting rights. Shareholders are entitled to one vote for each share and proportional fractional votes for fractional shares. At shareholder meetings, the holders of a majority of the outstanding shares entitled to vote at the meeting (in person or by proxy) constitutes a quorum. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted FOR the approval of the proposals.

Abstentions and "broker non-votes" will not be counted for or against proposal one, but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining the number of voting securities present at the Meeting, and will therefore have the effect of counting against proposal one.

ADJOURNMENT. In the event that sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to the proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

SHAREHOLDER PROPOSALS. The Funds are not required to, and do not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposals to the Secretary of the Funds at the address set forth on the cover of the Proxy Statement. Shareholder proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

OTHER BUSINESS. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROXY SOLICITATIONS. The cost of the solicitation and the Meeting will be borne by the Trust. In addition to the solicitation of proxies by mail, the Trustees, CLS Advisers, and Officers of the Trust may solicit proxies in person or by telephone. Employees of CLS Advisers will not be compensated by the Trust for their solicitation activities. The Trust has entered into a proxy solicitation agreement with Georgeson Shareholder Communications, Inc. with principal executive offices at, 17 State Street, New York, NY 10004. The estimated cost of this engagement is $8,100.00. Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their reasonable expenses incurred in sending soliciting materials to their principals.

INTEREST OF CERTAIN PERSONS. Messrs. W. Patrick Clarke and Michael Miola have an interest in the approval of the Proposed Advisory Agreement due to their ownership interests in NorthStar.

OTHER INFORMATION

MANAGEMENT OF THE FUNDS. Gemini Fund Services, Inc., 150 Motor Parkway, Suite 205, Hauppauge, NY 11788 serves as the Funds' administrator, fund accountant and transfer agent. Orbitex Funds Distributors, Inc., One Station Place, Suite 632, Stamford, CT 06902, serves as the Funds' underwriter. The Bank of New York, P.O. Box 11555, New York, NY 10286, serves as the Funds' Custodian.

OBTAINING ADDITIONAL INFORMATION. Information about the Trust and CLS Advisers, including prospectuses, statements of additional information and shareholder reports, may be obtained from the SEC by: reviewing and copying documents in the SEC's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); retrieving information from the SEC's web site at HTTP://WWW.SEC.GOV; or requesting documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-0102 or by submitting an electronic request at PUBLICINFO@SEC.GOV. To aid you in obtaining this information, the Trust's 1940 Act registration number is 811-08095.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be addressed to Gemini Fund Services, Inc., 150 Motor Parkway, Suite 205, Hauppauge, New York 11788 or by telephoning Mr. Brian Nielsen, Legal Counsel, Clarke Lanzen Skalla Investment Firm, LLC at 402-493-3313.

BENEFICIAL OWNERS. To the knowledge of the Funds' management, as of April 1, 2003, the following persons were the only persons who were, to the knowledge of the Trust, beneficial and/or record owners of 5% or more of a Class of shares of a Fund:

The Clermont Fund

      National Investors
      55 Water Street, 32nd Floor
      New York, NY 10041

      Charles Schwab
      101 Montgomery Street
      San Francisco, CA 94104-4122

The Amerigo Fund

      National Investors
      55 Water Street, 32nd Floor
      New York, NY 10041

      Charles Schwab
      101 Montgomery Street
      San Francisco, CA 94104-4122

The current Trustees and Officers of the Trust own, in the aggregate, less than 1% of a Class of shares of a Fund.

If you do not expect to be present at the meeting, please date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. You may also vote over the Internet or by telephone. Please follow the enclosed instructions to use these methods of voting.

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

                                     Between
                                ADVISORONE FUNDS
                                  on behalf of
                     the Amerigo Fund and the Clermont Fund
                                       and
                    CLARKE LANZEN SKALLA INVESTMENT FIRM, LLC

                              The AdvisorOne Funds
                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT, made as of February __, 2003, between AdvisorOne Funds, a Delaware business trust (the "Trust"), and Clarke Lanzen Skalla Investment Firm, LLC, a Nebraska limited liability company (the "Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust intends to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1.   Services of the Adviser.

     1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

     The Trust hereby authorizes any entity or person associated with the Adviser or any Sub-Adviser retained by the Adviser pursuant to Section 7 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

     The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

     1.2 Administrative Services. The Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

     1.2.1 Office Space, Equipment and Facilities. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's need.

     1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

     1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

     1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

     1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

     1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Investment Company Act of 1940. The Trust or the Advisor may elect not to make any such series subject to this Agreement.

2.   Expenses of the Trust.

     2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser.

     In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

     2.2 Expenses to be Paid by the Trust. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not to the Adviser, include but are not limited to:

     2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

     2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

     2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

     2.2.4 Prospectuses. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

     2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

     2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

     2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

     2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

     2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

     2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

     2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

     2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

     2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

     2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

     2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

     2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

     2.2.17 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.   Advisory Fee.

     3.1 Fee. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with
Section 1.3 of this Agreement.

4.   Records.

     4.1 Tax Treatment. The Adviser shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

     4.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

5.   Reports to Adviser.

     The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.   Reports to the Trust.

     The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7.   Retention of Sub-Adviser.

     Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 9 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

8.   Services to Other Clients.

     Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9.   Limitation of Liability of Adviser and its Personnel.

     Neither the Adviser nor any director, officer of employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

10.  Effect of Agreement.

     Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

11.  Term of Agreement.

     The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; provided, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; provided, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

12.  Amendment or Assignment of Agreement.

     Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized
(i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

13.  Termination of Agreement.

     This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; provided, that in the case of termination as to any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

14.  Use of Name.

     The Trust is named the AdvisorOne Funds and each Fund may be identified, in part, by the name "AdvisorOne."

15.  Declaration of Trust.

     The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

16. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

17.  Interpretation and Definition of Terms.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18.  Captions.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

19.  Execution in Counterparts.

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                                    ADVISORONE FUNDS


                                    By:
                                       -----------------------------------
                                            W. Patrick Clarke
                                                 President

                                    CLARKE LANZEN SKALLA INVESTMENT FIRM, LLC


                                    By:
                                       -----------------------------------
                                         W. Patrick Clarke
                                                Chief Executive Officer

                              THE ADVISORONE FUNDS

                          INVESTMENT ADVISORY AGREEMENT

                                   APPENDIX A
                            FUNDS OF THE TRUST AS OF


                                               Annual Advisory Fee as a
NAME OF FUND                             % of Average Net Assets of the Fund
                                         -----------------------------------

Amerigo Fund                                             1.00%

Clermont Fund                                            1.00%

                                    EXHIBIT B
                          INVESTMENT ADVISORY AGREEMENT

                                     Between
                             ORBITEX GROUP OF FUNDS
                                  on behalf of
                     the Amerigo Fund and the Clermont Fund
                                       and
                   CLARKE LANZEN SKALLA INVESTMENT FIRM, INC.

                           THE ORBITEX GROUP OF FUNDS
                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT, made as of March 16, 2000, between Orbitex Group of Funds, a Delaware business trust (the "Trust"), and Clarke Lanzen Skalla Investment Firm, Inc., a New York corporation (the "Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust intends to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1.   Services of the Adviser.

     1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

     The Trust hereby authorizes any entity or person associated with the Adviser or any Sub-Adviser retained by the Adviser pursuant to Section 7 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

     The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

     1.2 Administrative Services. The Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

     1.2.1 Office Space, Equipment and Facilities. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's need.

     1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

     1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

     1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

     1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

     1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

     1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Investment Company Act of 1940. The Trust or the Advisor may elect not to make any such series subject to this Agreement.

2.   Expenses of the Trust.

     2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser.

     In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

     2.2 Expenses to be Paid by the Trust. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not to the Adviser, include but are not limited to:

     2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

     2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

     2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

     2.2.4 Prospectuses. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

     2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

     2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

     2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

     2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

     2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

     2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

     2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

     2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

     2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

     2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

     2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

     2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

     2.2.17 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.   Advisory Fee.

     3.1 Fee. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with
Section 1.3 of this Agreement.

4.   Records.

     4.1 Tax Treatment. The Adviser shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.


     4.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

5.   Reports to Adviser.

     The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.   Reports to the Trust.

     The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7.   Retention of Sub-Adviser.

     Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 9 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

8.   Services to Other Clients.

     Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9.   Limitation of Liability of Adviser and its Personnel.

     Neither the Adviser nor any director, officer of employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

10.  Effect of Agreement.

     Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

11.  Term of Agreement.

     The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; provided, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; provided, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

12.  Amendment or Assignment of Agreement.

     Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized
(i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

13.  Termination of Agreement.

     This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; provided, that in the case of termination as to any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

14.  Use of Name.

     The Trust is named the Orbitex Group of Funds and each Fund may be identified, in part, by the name "Orbitex." The Adviser hereby grants to the Trust a nonexclusive right and license to use the Orbitex name and as part of the name of the Trust and each Fund of the Trust only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as adviser or any extension, renewal or amendment thereof remain in effect. The Trust agrees that it shall acquire no interest in the name "Orbitex," that all uses thereof by the Trust shall inure to the benefit of the Adviser and that is shall not challenge the validity or Adviser's ownership thereof.

15.  Declaration of Trust.

     The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

16. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

17.  Interpretation and Definition of Terms.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and

Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18.  Captions.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

19.  Execution in Counterparts.

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                                    ORBITEX GROUP OF FUNDS


                                    By: /s/ Richard Stierwalt
                                       -----------------------------------
                                            Richard E. Stierwalt
                                                  President

                                    CLARKE LANZEN SKALLA INVESTMENT FIRM, INC.


                                    By: /s/ W. Patrick Clarke
                                       -----------------------------------
                                            W. Patrick Clarke
                                                President

                           THE ORBITEX GROUP OF FUNDS

                          INVESTMENT ADVISORY AGREEMENT

                                   APPENDIX A
                     FUNDS OF THE TRUST AS OF MARCH 16, 2000


                                                   Annual Advisory Fee as a
NAME OF FUND                                 % of Average Net Assets of the Fund
                                             -----------------------------------
Orbitex Group of Series Amerigo Fund                         1.00%

Orbitex Group of Series Clermont Fund                        1.00%

VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.

LOG-ON: Vote on the internet at www.proxyweb.com and use the control number on the front of your proxy card.

MAIL: Return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: 999 999 999 999 99 ***

AMERIGO FUND
CLERMONT FUND

THIS PROXY IS SOLICITED ON BEHALF OF ADVISORONE FUNDS' BOARD OF TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2003

The undersigned shareholders of the Amerigo Fund and the Clermont Fund (the "Funds"), each a separate series of the AdvisorOne Funds (f/k/a Orbitex Group of Funds) (the "Trust") hereby constitutes and appoints Messrs. Clarke and Nielsen, or any of them, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Funds standing in his or her name on the books of the Funds at the Special Meeting of Shareholders of the Funds to be held on May 7, 2003 at 12:00 noon, Central time, at the offices of Clarke Lanzen Skalla Investment Firm, LLC, 4020 South 147th Street, Omaha, NE 68137, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (a) the approval of the investment advisory agreement between the Trust, on behalf of the Funds, and Clarke Lanzen Skalla Investment Firm, LLC ("CLS Advisers"); (b) the election of four Trustees; and (c) the consideration and vote of such other matters as may properly come before the Special Meeting of Shareholders or any adjournment thereof. If no such specification is made, the undersigned will vote FOR each of the proposals set forth above, and in their discretion with respect to such other matters as may properly come before the Special Meeting of Shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

Your proxy is important to assure a quorum at the Special Meeting of Shareholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Special Meeting of Shareholders and vote in person.

Dated:_______________________, 2003

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN THIS PROXY CARD PROMPTLY IF YOU ARE NOT VOTING VIA THE INTERNET OR BY TELEPHONE. YOU MAY USE THE ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable)                    (Sign in the Box)

Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

AdvisorOne

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

FOR               AGAINST           ABSTAIN

1. To approve the Proposed Investment Advisory Agreement between the Trust, on behalf of the Funds and CLS Advisers (each Fund voting separately).

FOR(EXCEPT AS              WITHHELD
MARKED AT
LEFT)

2. To elect all four of the Trustees, namely Messrs.
(01) Miola, (02) Bryan, (03) Lanzen and (04) Pacheco:

If you do not want to vote for one or more of the nominees, then please write the name of the nominee(s) on the line below for which you are withholding your vote:


--------------------------------------------------------------------------------

3. In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before said Meeting or any adjournment thereof.

PLEASE SIGN ON REVERSE SIDE

025, 026, 027